SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): October 29, 2001


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)




       Maryland                      001-13937                 13-397-8906
-----------------------------    --------------------    ----------------------

(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)            Identification No.)
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   345 Park Avenue, New York, NY                             10154
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(Address of Principal Executive Offices)                   (Zip Code)



     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.   OTHER EVENTS

         On October 29, 2001, Anthracite Capital, Inc. (the "Company") issued a press release reporting, among other things, net income for the quarter ended September 30, 2001. A copy of the press release is filed as an exhibit hereto and incorporated as a reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.


      99.1       Press Release issued by the Company, dated October 29, 2001.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTHRACITE CAPITAL, INC.


                                       By: /s/ Richard M. Shea
                                           ----------------------------------
                                           Name:  Richard M. Shea
                                           Title: Chief Operating Officer and
                                                  Chief Financial Officer

Dated:  October 29, 2001


                               EXHIBIT INDEX

       Designation                          Description

           99.1             Press Release issued by the Company, dated October
                            29, 2001.